Exhibit 10.2
REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (the “Agreement”) dated as of December 22, 2009 by and among Omega Healthcare Investors, Inc., a Maryland corporation (the “Company”), CapitalSource Inc., a Delaware corporation (“CapitalSource”), CHR HUD Borrower LLC, a Delaware limited liability company (“CHR HUD Borrower”), CSE Mortgage LLC, a Delaware limited liability company (“CSE Mortgage”), CSE SLB LLC, a Delaware limited liability company (“CSE SLB”), CSE SNF Holding LLC, a Delaware limited liability company (“CSE SNF”) and CapitalSource Healthcare REIT, a Maryland real estate investment trust (“CSH REIT”).  CapitalSource, CHR HUD Borrower, CSE Mortgage, CSE SLB, CSE SNF and CSH REIT are collectively referred to herein as the “Stockholders.”

WHEREAS, the Company and certain of the Stockholders are parties to the Purchase Agreement; and

WHEREAS, pursuant to the terms of the Transaction Documents, the Company has agreed to issue shares of Common Stock to the Stockholders and to enter into this Agreement granting certain registration rights with respect to such Common Stock on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.           Certain Definitions.

As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” shall mean with respect to any Person any direct or indirect subsidiary of such Person and any other Person directly or indirectly controlling, controlled by, or under common control with such Person.  As used in this definition, “control” (including with correlative meanings, “controlled by” and “under common control with”) means possession, directly or indirectly, of the power to direct or cause the direction of management or policies, or the power to appoint and remove a majority of the board or other governing body (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise), of a Person.

“Business Day” shall mean a day other than a Saturday, Sunday or other day on which commercial banks in New York City are required by Law to close.  Any event the scheduled occurrence of which would fall on a day that is not a Business Day shall be deferred until the next succeeding Business Day.

 “Common Stock” shall mean the Company’s common stock, par value $ 0.10 per share, and any securities into which such shares may hereinafter be reclassified.

“Filing Date” shall mean:

(a)           with respect to Registrable Securities issued at the Core Portfolio Closing Date:

(i)           January 15, 2010 if the Core Portfolio Closing Date occurs on or before December 31, 2009 and Stockholders have provided to Buyer the Property Financial Statements (as defined in the Purchase Agreement) on or before December 18, 2009;

(ii)          fifteen (15) days subsequent to the Core Portfolio Closing Date if the Core Portfolio Closing date occurs after December 31, 2009 and prior to January 29, 2010, and Stockholders have provided to Buyer the Property Financial Statements (as defined in the Purchase Agreement) on or before the fifth (5th) day prior to the Core Portfolio Closing Date;

(iii)         in all other cases, fifteen (15) days after the later of (A) the Core Portfolio Closing Date, and (B) the delivery of the 2009 Property Financial Statements to Buyer, but in no event earlier than five (5) Business Days after the Company files its Annual Report on Form 10-K for the year ended December 31, 2009; and

(b)           with respect to Registrable Securities issued other than as of the Core Portfolio Closing Date, fifteen (15) days after the later (i) of the issuance of such Registrable Securities and (ii) the delivery to Buyer of the Property Financial Statements, 2009 Financial Statements, Updated HUD Property Financial Statements, and Casablanca Financial Statements to the extent required to be delivered prior to such  date pursuant to the Transaction Documents.

“GAAP” shall mean generally accepted accounting principles in the United States of America, applied on a consistent basis and applied to both classification of items and amounts, including without limitation, the official interpretations thereof by the Financial Accounting Standards Board, its predecessors and assigns.

“Person” shall mean any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental Authority or other entity.

“Prospectus” shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

“Purchase Agreement” shall mean the Securities Purchase Agreement, dated as of November 17, 2009, by and among the Company, and such Stockholders and any other parties identified on the signature pages thereto, as such agreement has been amended through the date hereof and may be further amended from time to time after the date hereof.

 “Register,” “registered” and “registration” refer to a registration made by preparing and filing with the SEC a Registration Statement or similar document in compliance with the 1933 Act, and the declaration or ordering of effectiveness of such Registration Statement or document.

“Registrable Securities” shall mean the Shares and any other securities issued or issuable in exchange for the Shares; provided, however, that a security shall cease to be a Registrable Security upon (A) sale pursuant to a Registration Statement or Rule 144 under the 1933 Act, or (B) such security becoming eligible for sale by a Stockholder pursuant to Rule 144 without being subject to a volume limitation.

“Registration Statement” shall mean any registration statement of the Company filed with the SEC under the 1933 Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement, including the Shelf Registration Statement.

“S-X 3-14 Financial Statements” shall mean the financial statements for the properties acquired and to be acquired by Buyer pursuant to the Transaction Documents, for the periods required by applicable SEC requirements with respect to acquired real estate operations, and prepared in accordance with GAAP (except, in the case of unaudited statements, as permitted by the applicable rules and regulations of the SEC), applied on a consistent basis during the period involved (except as may be indicated in the notes thereto and subject, in the case of unaudited statements, to normal year-end adjustments).

“SEC” shall mean the U.S. Securities and Exchange Commission.

“Shares” shall mean the shares of Common Stock issued pursuant to the Transaction Documents and held by the Stockholders and any permitted assignees to which shares have been transferred.

“Stockholders” shall have the meaning set forth in the Preamble.

“Transaction Documents” shall mean the Purchase Agreement, the Casablanca Option Agreement (as such term is defined in the Purchase Agreement) and the Note (as such term is defined in the Purchase Agreement), as such documents has been amended through the date hereof and may be further amended from time to time after the date hereof.

“WKSI” shall mean a well-known seasoned issuer as defined under Rule 405 of the 1933 Act.

“1933 Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“1934 Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

2.           Registration.

(a)           Shelf Registration Statement.  Promptly following each issuance of Registrable Securities but in no event later than the Filing Date with respect to such issuance, the Company shall prepare and file with the SEC one or more Registration Statements on Form S-3, or shall file one or more Prospectus supplements under the Company’s existing Form S-3 automatic shelf registration statement,  (or, if Form S-3 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of the Registrable Securities, subject to the Stockholders’ consent), pursuant to Rule 415 under the Securities Act, covering the resale of the Registrable Securities on a delayed or continuous basis (the “Shelf Registration Statement”) to the extent not already registered on a previously filed and effective Registration Statement.  Such Shelf Registration Statement also shall cover, to the extent allowable under the 1933 Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional Registrable Securities resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities.  The Shelf Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 3(c) hereof to the Stockholders, the Stockholders’ designated counsel, and their designated underwriters if any, at a reasonable time prior to its filing or other submission.

(b)           Expenses.  The Company will pay all expenses incurred by it in connection with each registration, including filing and printing fees, the Company’s counsel and accounting fees and expenses, costs associated with clearing the Registrable Securities for sale under applicable state securities laws and listing fees, but excluding discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold and fees of the Stockholders’ counsel, and the cost of preparing and the S-X 3-14 Financial Statements; provided however, that the Stockholders shall reimburse the Company for all expenses incurred by it (if any) to update or supplement the Registration Statement or Prospectus if and to the extent required on more than two occasions per year as a result of transfers or assignments of Registrable Securities pursuant to Section 6(c) hereof.

(c)           Effectiveness.

(i)           If the Company is eligible as a WKSI, the Registration Statements shall utilize the automatic shelf registration process under Rule 415 and Rule 462. If the Company is not a WKSI or is otherwise ineligible to utilize the automatic shelf registration process, the Company shall use commercially reasonable efforts to have each Registration Statement declared effective as soon as practicable following the filing thereof.  The Company shall notify the Stockholders by facsimile or e-mail as promptly as practicable after any Registration Statement is declared effective and shall as soon as reasonably practicable provide the Stockholders, without charge, with a copy of any related Prospectus (including any amendments, supplements and exhibits thereto) and such other documents (including any documents incorporated into the Registration Statement by reference) as the Stockholders may reasonably request in order to facilitate the sale or other disposition of the securities covered thereby.  The Company represents and warrants that it is a WKSI as of the date hereof.

(ii)           Notwithstanding anything to contrary, the Company may delay, suspend the use of or withdraw any Registration Statement if Company in good faith determines that any such Registration Statement, or the use thereof, would materially and adversely affect any material corporate event or would otherwise require disclosure of nonpublic information which disclosure the Company determines, in its reasonable judgment, is not in the best interests of the Company at such time, or, if the Company determines, in its reasonable judgment, that an event described in Section 3(h) has occurred (each, an “Allowed Delay”); provided, however, that the Company shall promptly (a) notify the Stockholders in writing of the existence of the event giving rise to an Allowed Delay, (b) advise the Stockholders in writing that all sales must cease under the Registration Statement until the end of the Allowed Delay and (c) use commercially reasonable efforts to terminate an Allowed Delay as promptly as practicable consistent with the best interests of the Company.  Notwithstanding anything herein to the contrary, (A) the Company shall not be required to disclose material nonpublic information to the Stockholders and (B) the  Company’s rights to delay or suspend the use of any Registration Statement or qualification of Registrable Securities during the pendency of any Allowed Delay shall not, in the aggregate, cause the Stockholders to be required to suspend sales of the Shares pursuant to the Registration Statement or relieve the Company of its obligation to file, amend or supplement and maintain the effectiveness of a Registration Statement for a period exceeding (i) forty-five (45) consecutive days or (ii) ninety (90) days during any twelve (12) month period.

(d)           Underwritten Offerings.

(i)           Until the expiration of the Effectiveness Period, the Company shall notify the Stockholders in writing at least two (2) Business Days prior to the filing of any registration statement or Prospectus under the 1933 Act (excluding a registration or Prospectus relating solely to employee benefit plans, or a registration relating to a corporate reorganization or other transaction on Form S-4, or a registration on any registration form that does not permit secondary sales) for purposes of a firm commitment underwritten public offering of Common Stock by the Company (an “Underwritten Offering”) and will include in such Underwritten Offering all or part of the Registrable Securities held by the Stockholders to the extent and on the terms and conditions set forth herein.  If the Stockholder elects to include in any such Underwritten Offering all or a portion of the Registrable Securities, the Stockholders shall, within one (1) Business Day after the above-described notice from the Company, so notify the Company in writing.

(ii)           The right of the Stockholders to include Registrable Securities in an Underwritten Offering pursuant to this Section 2(d) shall be conditioned upon the Stockholders’ participation in such underwriting and the inclusion of the Stockholders’ Registrable Securities in the underwriting to the extent provided herein.  In order to distribute its Registrable Securities through such Underwritten Offering, the Stockholders shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company, and shall deliver all such documents and materials reasonably requested by the underwriters and the Company on a timely basis.  Notwithstanding any other provision of this Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten in an Underwritten Offering, the number of shares that may be included in such Underwritten Offering shall be allocated as follows: (A) the Company shall be entitled to priority in registration with respect to shares generating the first $50 million of gross proceeds; and (B) the remaining shares to be included in such Underwritten Offering shall be allocated equally between the Company on the one hand and the Stockholders on the other. The Company shall have the right to terminate any Underwritten Offering initiated by it under this Section 2(d) prior to execution of an underwriting agreement whether or not the Stockholders have elected to include securities in such registration.

(iii)           In connection with any Underwritten Offering in which the Stockholders participate or are invited to participate in accordance with this Section 2(d), the Stockholders hereby agree that they will agree in writing to any restrictions on sale of the Registrable Securities owned by the Stockholders that are requested by the managing underwriter for a period not to exceed ninety (90) days; provided, however, that such restrictions shall not be imposed unless restrictions as least as burdensome are imposed on each executive officer and director of the Company.

3.           Company Obligations.  The Company will use commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as possible:

(a)           use commercially reasonable efforts to cause such Registration Statement to remain continuously effective for a period that will terminate upon the earlier of (i) the date on which all Registrable Securities have been sold, or (ii) the date on which all Registrable Securities (other than with respect to Registrable Securities owned by Affiliates of the Company) may be sold pursuant to Rule 144 without being subject to any volume limitation (the “Effectiveness Period”);

(b)           prepare and file with the SEC such amendments, Prospectus supplements or post-effective amendments to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective for the Effectiveness Period and to timely comply with the provisions of the 1933 Act and the 1934 Act with respect to the distribution of all of the Registrable Securities covered thereby and, upon fifteen (15) Business Days’ notice, shall file any supplement or amendment to the Registration Statement and Prospectus with respect to the plan of distribution or the Stockholders’ ownership interests in its Registrable Securities that is reasonably necessary to permit the sale of such Registrable Securities pursuant to the Registration Statement;

(c)           provide copies to and permit the Stockholders’ counsel, and its underwriters, if any, to review each Registration Statement and all amendments and supplements thereto no fewer than five (5) Business Days prior to their filing with the SEC and not file any document to which such counsel reasonably objects based upon such counsel’s belief that such Registration Statement is not in compliance with applicable laws, rules or regulations or contains a material misstatement or omission or any underwriters or Stockholders reasonably object;

(d)           furnish to the Stockholders, its legal counsel, and any underwriters, promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company (but not later than three (3) Business Days after the filing date, receipt date or sending date, as the case may be), (A) one (1) copy of any Registration Statement and any amendment thereto, and (B) such number of copies of each preliminary Prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment) as the Stockholders may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Stockholders that are covered by each Registration Statement;

(e)           use commercially reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and, (ii) if such order is issued, obtain the withdrawal of any such order at the earliest possible moment;

(f)           prior to any public offering of Registrable Securities, use all  commercially reasonable efforts to register or qualify, or exempt therefrom, or cooperate with the Stockholders, their counsel, and any underwriters in connection with the registration or qualification, or exemption therefrom, of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions requested by the Stockholders and do any and all other commercially reasonable acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(f), (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 3(f), or (iii) file a general consent to service of process in any such jurisdiction;

(g)           use commercially reasonable efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed;

(h)           immediately notify the Stockholders in writing, at any time when a Prospectus relating to Registrable Securities is required to be delivered under the 1933 Act (including during any period when the Company is in compliance with Rule 172), upon discovery that, or upon the happening of any event or the passage of time as a result of which, the Prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and at the request of the Stockholders, promptly prepare and furnish to the Stockholders a reasonable number of copies of a supplement to or an amendment of such Prospectus or the Registration Statement as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(i)           use commercially reasonable efforts to timely make and keep public information available, as that term is understood and defined in, and required under, Rule 144 under the 1933 Act, at all times;

(j)           if, subsequent to thirty (30) days after the applicable Filing Date as defined in clause (a) of the definition of Filing Date in Section 1 hereof, the Company has failed to initiate an Underwritten Offering allowing for Stockholders’ participation in accordance with Section 2(d)(i) hereof, and the Stockholders have provided fifteen (15) days’ notice that they intend to engage an underwriter or underwriters to offer and sell all, or a portion of the Registrable Securities anticipated to generate gross proceeds exceeding $50 million (a “Secondary Underwritten Offering”), enter into customary agreements (including an underwriting agreement in customary form for the managing underwriters with respect to issuers of similar market capitalization and reporting and financial histories, and no more burdensome on the Company than such agreements customarily entered into between the Company and its underwriters) and take such other reasonable actions in connection therewith in order to expedite or facilitate the disposition of the Registrable Securities included in such Registration Statement and: (A) make representations and warranties to the Stockholders and to each of the underwriters, in such form, substance and scope as are customarily made to the managing underwriter or underwriters by issuers of similar market capitalization and reporting and financial histories (but no more burdensome on the Company than customarily provided by the Company in underwritten offerings) and confirm the same to the extent customary if and when requested; (B) obtain negative assurance letters, opinions of counsel to the Company and updates thereof addressed to the Stockholders and to each of the underwriters, such negative assurance letters, opinions and updates to be in customary form and covering the matters customarily covered in negative assurance letters and opinions obtained in underwritten offerings by the managing underwriter or underwriters for issuers of similar market capitalization and reporting and financial histories (but no more burdensome on the Company than customarily provided by the Company in underwritten offerings); (C) use commercially reasonable efforts to obtain "comfort" letters and updates thereof from the Company's independent certified public accountants addressed to the Stockholders and to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "comfort" letters to the managing underwriter or underwriters in connection with underwritten offerings by them for issuers of similar market capitalization and reporting and financial histories (but no more burdensome on the Company than customarily provided by the Company in underwritten offerings); (D) provide, in the underwriting agreement to be entered into in connection with such offering, indemnification provisions and procedures no less favorable than those set forth in Section 5 hereof with respect to all parties to be indemnified pursuant to such Section 5; and (E) deliver such customary documents and certificates as may be reasonably requested by the Stockholders and the managing underwriter or underwriters to evidence compliance with this paragraph (j) and with any customary conditions contained in the underwriting agreement entered into by the Company in connection with such offering (but no more burdensome on the Company than customarily provided by the Company in underwritten offerings); provided however that the Company shall have a right to make a reasonable objection to the Stockholders’ choice of underwriters within two (2) Business Days of notice of the underwritten offering, it being understood that Company’s failure to give notice of such objection to Stockholders shall be deemed approval of such choice of underwriters; and; provided, however, that in the event the Company notifies CapitalSource within five (5) Business Days of receipt of the notice of Secondary Underwritten Offering that the Company plans to promptly commence an Underwritten Offering pursuant to Section 2(d), and afford Stockholders the right to include in such Underwritten Offering the greater of (x) one-half of the number of shares the Stockholders intended to include in the Secondary Underwritten Offering, or (y) such number of shares as they would otherwise be entitled to include in accordance with Section 2(d), then the Company’s obligations under this paragraph (j) shall be deferred until the completion or abandonment of such Underwritten Offering, but in no event longer than 30 days.

(k)           otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC under the 1933 Act and the 1934 Act and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder.

4.           Obligations of the Stockholders.

(a)           The Stockholders shall furnish in writing to the Company such information regarding itself and the Registrable Securities held by them as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.  At least ten (10) Business Days prior to the first anticipated filing date of any Registration Statement or Prospectus, the Company shall notify the Stockholders of the information the Company requires in order to have the Registrable Securities included in the Registration Statement.  The Stockholders shall provide such information to the Company at least three (3) Business Days prior to each anticipated filing date of such Registration Statement.  The Company may delay the filing of any Registration Statement or Prospectus hereunder if required information from any Stockholder is not furnished to the Company within the three (3) Business Days.

 (b)          The Stockholders agree to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless the Stockholders have notified the Company in writing of their election to exclude all of the Registrable Securities from such Registration Statement.

(c)           The Stockholders agree that, upon receipt of any notice (which may be oral as long as written notice is provided by the next day) from the Company of either (i) the commencement of an Allowed Delay pursuant to Section 2(c)(ii) or (ii) the happening of an event pursuant to Section 3(h) hereof, the Stockholders will immediately discontinue the disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until otherwise notified in writing by the Company or until the Stockholders’ receipt of the copies of the supplemented or amended Prospectus filed with the SEC and until any related post-effective amendment is declared effective and, if so directed by the Company, the Stockholders shall deliver or cause to be delivered to the Company (at the expense of the Company) or destroy or cause to be destroyed (and deliver to the Company a certificate of destruction) all copies in the Stockholders’ possession of the Prospectus covering the Registrable Securities current at the time of receipt of notice of an event described in Section 3(h) hereof.  The address of the Stockholders are as set forth on the signature pages hereto.

(d)           The Stockholders covenant and agree that they will comply with the prospectus delivery requirements of the 1933 Act as applicable in connection with sales of Registrable Securities pursuant to the Registration Statement.

(e)           The Stockholder acknowledges and agrees that the Shelf Registration Statement and Prospectus will in part be based on information provided by Sellers pursuant to the Transaction Documents, and accordingly the Company will have no liability to the Stockholder for any failure to comply with the Company’s obligations under this Agreement that is substantially and directly caused by the failure of any representation or warranty of Sellers pursuant to the Transaction Documents to be true and correct, or violation of Seller’s covenants pursuant to the Transaction Documents.

5.      Indemnification.

(a)           Indemnification by the Company.  The Company will indemnify and hold harmless, the Stockholders, its Affiliates, and their respective officers, directors, members, employees, representatives and agents, successors and assigns, and each other Person, if any, who controls the Stockholders (each, a “Holder Indemnitee” and collectively, the “Holder Indemnitees’) within the meaning of the 1933 Act, from and against any losses, claims, damages or liabilities, joint or several, and expenses (including reasonable attorneys’ fees and disbursements and other reasonable expenses incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened, and the costs of enforcement thereof) to which they may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:  (A) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement; (B) any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereof; (C) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof; (D) the omission or alleged omission to state in any Registration Statement, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereof a material fact required to be stated therein or necessary to make the statements therein not misleading; (E) any violation by the Company or its agents of any rule or regulation promulgated under the Securities Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration; or (F) any failure to register or qualify the Registrable Securities included in any such Registration Statement in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company will undertake such registration or qualification; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in conformity with representations, warranties or certifications made by Sellers pursuant to the Transaction Documents, or made in conformity with information regarding a Holder Indemnitee furnished by any Holder Indemnitee in writing specifically for use in such Registration Statement or Prospectus, or in the case of an occurrence of an Allowed Delay or of an event of the type specified in Section 3(h), the use by such Holder Indemnitee of an outdated or defective Prospectus after the Company has notified the Stockholders in writing that the Prospectus is outdated or defective and prior to the receipt by the Stockholders of an amended or supplemented Prospectus, but only if and to the extent that following the receipt of such amended or supplemented Prospectus the misstatement or omission giving rise to such liability would have been corrected.

(b)           Indemnification by the Stockholders.  The Stockholders agree to indemnify and hold harmless, the Company, its directors, officers, employees, stockholders and each Person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expense (including reasonable attorney fees) resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary Prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent that such untrue statement or omission is contained in any information regarding a Holder Indemnitee furnished in writing by a Holder Indemnitee to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto, or in the case of an occurrence of an Allowed Delay or an event of the type specified in Section 3(h), the use by such Holder Indemnitee of an outdated or defective Prospectus after the Company has notified the Stockholders in writing that the Prospectus is outdated or defective and prior to the receipt by the Stockholders of an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the amended or supplemented Prospectus the misstatement or omission giving rise to such liability would have been corrected.

(c)           Conduct of Indemnification Proceedings.  Any Person entitled to indemnification under this Agreement shall (i) give prompt notice to the indemnifying party of any claim with respect to which it intends to seek indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to promptly assume the defense of such claim and employ counsel reasonably satisfactory to such Person or (c) in the reasonable judgment of any such Person, based upon advice of its counsel, a conflict of interest exists between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation.  It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties except to the extent that based upon advice of counsel, a conflict of interest exists between the indemnified parties.  No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

(d)           Contribution.  If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations.  No Person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any Person not guilty of such fraudulent misrepresentation.

6.      Miscellaneous.

(a)           Notices.  All notices or other communications permitted or required under this Agreement shall be in writing and shall be sufficiently given if and when hand delivered or sent by facsimile to the Persons set forth below or if sent by documented overnight delivery service or certified mail, postage prepaid, return receipt requested, addressed as set forth below or to such other Person or Persons and/or at such other address or addresses (or facsimile number) as shall be furnished in writing by any party hereto to the others. Any such notice or communication shall be deemed to have been given as of the date received, in the case of personal delivery, or on the date shown on the receipt or confirmation therefor in all other cases.

To the Company:

Omega Healthcare Investors, Inc.
Suite 3500
200 Independence Circle
Hunt Valley, MD 21030
Attention:      C. Taylor Pickett
Facsimile:       (410) 824-3570
With a copy to:

Bryan Cave LLP
One Atlantic Center
14th Floor
1201 West Peachtree Street, N.E.
Atlanta, Georgia  30309-3488
Attention:      Rick Miller
Telephone:     (404) 572-6787
Telecopier:     (404) 420- 0787

To the Stockholders:

CapitalSource Inc.
4445 Willard Avenue
12th Floor
Chevy Chase, MD
Attention:      General Counsel
Facsimile:       (301) 841-2380

With copies to:

Hogan & Hartson LLP
555 13th Street
Washington, DC 20004
Attention:      James E. Showen
Facsimile:       (202) 637-5910

(b)           Construction.  Within this Agreement, the singular shall include the plural and the plural shall include the singular, and any gender shall include all other genders, all as the meaning and the context of this Agreement shall require. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder and any successor statute or law thereto, unless the context requires otherwise.  Unless otherwise expressly provided, the word “including” does not limit the preceding words or terms.

(c)           Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective permitted successors and assigns. Neither this Agreement, nor any of the rights hereunder or thereunder, may be assigned by any party, nor may any party delegate any obligations hereunder or thereunder, without the written consent of the other party hereto or thereto, provided that the Stockholders may, without the consent of the Company and without affecting such Stockholders rights and obligations hereunder, assign Stockholders’ same rights and obligations under this Agreement to any of their respective Affiliates or subsidiaries to the extent they are transferees of Registrable Securities.  This Agreement shall not be construed as giving any Person, other than the parties hereto and their permitted successors, heirs and assigns, any legal or equitable right, remedy or claim under or in respect of this Agreement or any of the provisions herein contained, this Agreement and all provisions and conditions hereof being intended to be, and being, for the sole and exclusive benefit of such parties, and their respective permitted successors, heirs and assigns and for the benefit of no other Person or entity.

(d)           Amendment and Waiver. The parties hereto may amend or modify, or may waive any right or obligation under, this Agreement in any respect, provided that any such amendment, modification or waiver shall be in writing and executed by each of the Company and the Stockholders. No waiver of any breach of any provision of this Agreement shall constitute or operate as a waiver of any other breach of such provision or of any other provision hereof, nor shall any failure to enforce any provision hereof operate as a waiver of such provision or of any other provision hereof.

(e)           Governing Law; Consent to Jurisdiction. This Agreement is made pursuant to, and shall be construed and enforced in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed in that State, irrespective of the principal place of business, residence or domicile of the parties hereto, and without giving effect to otherwise applicable principles of conflicts of law. Any legal action, suit or proceeding arising out of or relating to this Agreement shall be instituted, heard and determined exclusively in any federal court or in any state court located in Wilmington, Delaware, and each party hereto hereby waives any objection which such party may now or hereafter have to the laying of the venue of any such action, suit or proceeding, and hereby irrevocably and unconditionally submits to the jurisdiction of any such court. Any and all service of process and any other notice in any such action, suit or proceeding shall be effective against any party hereto if given as provided in Section 6(a) hereof. Nothing herein contained shall be deemed to affect the right of any party to serve process in any other manner permitted by applicable law.

(f)           Section Headings and Defined Terms. The section headings contained herein are for reference purposes only and shall not in any way affect the meaning and interpretation of any of the provisions of this Agreement. Except as otherwise indicated, all agreements defined herein refer to the same as from time to time amended or supplemented or the terms thereof waived or modified in accordance herewith and therewith.

(g)           Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

(h)           Counterparts.  This Agreement and the other documents required to consummate the transactions contemplated herein may be executed in one or more counterparts, each of which shall be deemed an original (including facsimile and PDF signatures), and all of which together shall be deemed to be one and the same instrument. The parties hereto may deliver this Agreement and the other documents required to consummate the transactions contemplated herein by telecopier machine/facsimile or via e-mail and each party shall be permitted to rely upon the signatures so transmitted to the same extent and effect as if they were original signatures.

(i)   Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto with respect to the subject matter contained herein.  This Agreement supersedes all prior agreements and understandings (written or oral), with respect to such subject matter.

(j)   Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY  OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(k)           Stockholders’ Agent.  Each Stockholder, for itself and its successors and permitted assigns, hereby appoints CapitalSource as its agent for purposes of giving and receiving notices, and all other purposes under this Agreement.  The Company may rely on instructions and elections from CapitalSource as binding on each of the Stockholders.

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement or caused their duly authorized officers to execute this Registration Rights Agreement as of the date first above written.

OMEGA HEALTHCARE INVESTORS, INC.

By:	/s/ C. Taylor Pickett
Name: C. Taylor Pickett
Title: Chief Executive Officer

[Signatures Continued On Following Page]

[REGISTRATION RIGHTS AGREEMENT SIGNATURE PAGE]

CAPITALSOURCE INC.

By:
Name:
Title:

CHR HUD BORROWER LLC

By:
Name:
Title:

CSE MORTGAGE LLC

By:
Name:
Title:

CSE SLB LLC

By:
Name:
Title:

CSE SNF HOLDING LLC

By:
Name:
Title:

CAPITALSOURCE HEALTHCARE REIT

By:
Name:
Title:

[REGISTRATION RIGHTS AGREEMENT SIGNATURE PAGE]